Business Acquisitions and Combinations	12 Months Ended
Dec. 31, 2023
Business Combination and Asset Acquisition [Abstract]
Business acquisitions and combinations	Business acquisitions and combinations
2023
Iowa Northern Railway Company
On December 6, 2023, the Company acquired the shares of the Iowa Northern Railway Company (IANR), a Class III short-line railroad that owns and leases approximately 175 route miles in northeast Iowa that are connected to CN’s U.S. rail network. CN paid US$230 million ($312 million), including transaction costs to date. IANR serves upper Midwest agricultural and industrial markets covering many goods, including biofuels and grain. This transaction represents a meaningful opportunity to support the growth of local business by creating single-line service to North American destinations, while preserving access to existing carrier options.

The shares of IANR were deposited into an independent voting trust while the U.S Surface Transportation Board (STB) considers the Company's application to acquire control of IANR. During the trust period, IANR will continue to be operated under its current management and the Company cannot exercise day-to-day control. As a result, the Company recorded its investment in IANR at its acquisition cost under the equity method of accounting. Subject to final approval by the STB, the Company would obtain control of IANR and would account for the acquisition as a business combination under the acquisition method of accounting.

On the acquisition date of December 6, 2023, immediately prior to the acquisition, there was a basis difference of $236 million between the consideration paid to acquire IANR and the underlying carrying value of the net assets of IANR. The basis difference related to depreciable properties and if any, intangible assets with definite lives will be amortized over the related assets' remaining useful lives. The remainder of the basis difference, relating to land, intangible assets with indefinite lives if any, and equity method goodwill, would not be amortized and would be carried at cost subject to an assessment for impairment. The estimated fair value of IANR’s underlying net assets is preliminary based on information available to the Company to date and subject to change over the measurement period, which may be up to twelve months from the acquisition date.
The Company has not provided summarized financial information for IANR, on its historical cost basis, for the period December 6, 2023 to December 31, 2023, and as at December 31, 2023 as it was not material.

Cape Breton & Central Nova Scotia Railway
On November 1, 2023, the Company acquired from Genesee & Wyoming Inc. a stake in the Cape Breton & Central Nova Scotia Railway (CBNS), a Class III short-line railroad that owns approximately 150 route miles. CN paid $78 million in cash, net of cash acquired and including working capital adjustments. The acquisition was accounted for as a business combination. As a result, the Company’s Consolidated Balance Sheet includes the net assets of CBNS as of November 1, 2023, which were comprised of $101 million in fair value of properties mostly track and roadway assets, partly offset by $18 million in deferred tax liabilities. The remaining net assets were comprised of current assets and liabilities which were individually insignificant and there were no identifiable intangible assets. No goodwill was recognized. The fair value of CBNS's underlying net assets has been estimated on a preliminary basis and may be subject to change as additional information becomes available over the next twelve months. The Company has not provided pro forma information related to prior periods as it was not material.

2021
Terminated CN Kansas City Southern (KCS) merger agreement
On September 15, 2021, KCS notified CN that it terminated the previously announced May 21, 2021 definitive merger agreement (the “CN Merger Agreement") under which CN would have acquired KCS.

On August 31, 2021, the STB rejected the joint motion by CN and KCS to approve a proposed voting trust agreement. On September 15, 2021, KCS and its Board of Directors announced that the revised acquisition proposal of September 12, 2021 from Canadian Pacific Railway Limited (CP) constituted a "Company Superior Proposal" as defined in the CN Merger Agreement. Consequently, KCS entered into a waiver letter agreement with CN under which KCS agreed to terminate the CN Merger Agreement in order to enter into a merger agreement with CP. As a result, CN received from KCS a merger termination fee of US$700 million ($886 million), recorded in Merger termination fee within the Company’s Consolidated Statements of Income and reflected in Operating activities within the Consolidated Statements of Cash Flows. In addition, KCS also refunded Brooklyn US Holdings, Inc. ("Holdco"), a wholly owned subsidiary of the Company, US$700 million ($886 million) that CN had previously paid as an advance to KCS of US$700 million ($845 million) in connection with KCS’s payment of the termination fee to CP under KCS’s original merger agreement with CP that was terminated on May 21, 2021. The refund received in the third quarter of 2021 was recorded in Transaction-related costs within the Consolidated Statements of Income and reflected in Investing activities within the Consolidated Statements of Cash flows. The US$700 million ($845 million) advance was recorded in Advance to KCS and other transaction costs within the Consolidated Balance Sheets in the second quarter of 2021 and was expensed to Transaction-related costs within the Consolidated Statements of Income in the third quarter of 2021. This advance, along with $63 million of transaction-related costs paid in the second quarter of 2021, was reflected in Investing activities within the Consolidated Statements of Cash flows.

The Company incurred $84 million of transaction-related costs for the year ended December 31, 2021 recorded in Transaction-related costs within the Consolidated Statements of Income. This included $125 million of transaction-related costs, consisting of a $76 million expense for costs previously capitalized to Advance to KCS and other transaction costs within the Consolidated Balance Sheets in the second quarter of 2021 in accordance with the expected application of equity method accounting and $49 million of additional transaction-related costs incurred in the third quarter of 2021; partially offset by $41 million of income generated as a result of the applicable foreign exchange rates prevailing at the time of payment of the US dollar denominated advance to KCS and receipt of the related refund.

The Company also paid $97 million of bridge financing and other fees which were recorded in Interest expense within the Consolidated Statements of Income for the year ended December 31, 2021.

For the year ended December 31, 2021, after accounting for all direct and incremental expenses as well as income generated from the merger termination fee, CN recorded additional income of $705 million ($616 million after-tax), as a result of its strategic decision to bid for KCS.